EIGHTH AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT,
                       THIRD AMENDMENT TO SECOND AMENDED
                        AND RESTATED SECURITY AGREEMENT,
                     AND FOURTH AMENDMENT TO THIRD AMENDED
                      AND RESTATED STOCK AND NOTES PLEDGE

         THIS EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, THIRD AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT, AND FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED STOCK AND NOTES PLEDGE (the "Eighth Amendment") dated as of October 4, 1996, by and among CATALINA LIGHTING, INC., a Florida corporation (the "Borrower"), the corporations listed on ANNEX I thereto (the "Guarantors"), the Banks signatories to the Credit Agreement (as hereinafter defined) (the "Banks") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, as Agent (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Banks and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of May 12, 1994, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, Second Amended and Restated Security Agreement, Third Amended and Restated Stock and Notes Pledge, Third Amended and Restated Agreement Regarding Factoring Proceeds, Consent and Waiver dated as of August 12, 1994, as further amended by that Second Amendment to Third Amended and Restated Credit Agreement, and Third Amended and Restated Stock and Notes Pledge, dated as of February 23, 1995, as further amended by that Third Amendment to Third Amended and Restated Credit Agreement and Consent, dated as of May l, 1995, as further amended by that Fourth Amendment to the Third Amended and Restated Credit Agreement dated as of June 30, 1995, as further amended by that Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of December 4, 1995, as further amended by that Sixth Amendment to Third Amended and Restated Credit Agreement, Second Amendment to Second Amended and Restated Security Agreement and Second Amendment to Third Amended and Restated Stock and Notes Pledge, dated as of December 28, 1995, and as further amended by that Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of March 18, 1996 (as so amended, the "Credit Agreement"); and

         WHEREAS, the Borrower and the Guarantors have requested that the Credit Agreement be amended to permit the guaranty of additional indebtedness of Go-Gro Industries Limited in conjunction with its financing the purchase of equipment, to reflect the additional pledge of stock of Catalina Lighting

Canada, (1992) Inc. and to clarify the effective date of the change in certain interest rates; and

         WHEREAS, the Borrower has formed an additional domestic subsidiary, Catalina Merchandising, Inc., a Florida corporation ("Catalina Merchandising"); and

         WHEREAS, Catalina Merchandising, which became a domestic Subsidiary after the date of the Credit Agreement, is required, pursuant to Section 5.19 of the Credit Agreement, to become a Guarantor under the Credit Agreement and to become a party to the Second Amended and Restated Security Agreement by and between Catalina Lighting, Inc., the Guarantors, and the Agent dated as of May 12, 1994, as amended by the First Amendment thereto dated as of August 12, 1994 and as amended by the Second Amendment thereto dated as of December 28, 1995 (the "Security Agreement"), and to the Third Amended and Restated Stock and Notes Pledge by and between the Borrower, the Guarantors, and the Agent dated as of May 12, 1994, as amended by that First Amendment thereto dated as of August 12, 1994 and as amended by the Second Amendment thereto dated as of February 23, 1995 and as amended by the Third Amendment thereto dated as of December 28, 1995 (the "Stock and Notes Pledge") and the Borrower is required to pledge one hundred percent (100%) of the capital stock of Catalina Merchandising owned by it and to pledge, or cause Catalina Merchandising, to pledge, all Notes from Catalina Merchandising to the Borrower and all Notes from the Borrower to Catalina Merchandising, to the Agent to secure the Obligations; and

         WHEREAS, the Banks and the Agent have agreed to amend the Credit Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged; the parties hereto agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

   a. Section 2.3(a) of the Credit Agreement is hereby amended as follows:

   Section 2.3  INTEREST AND FEES ON LOANS.

      a. Rates on Loans Except for the Non-Revolving Advance, each Loan shall bear interest on the unpaid principal amount thereof until due whether by acceleration or otherwise at a rate determined by reference to Prime Rate Loan or LIBOR Loan.

The applicable basis for determining the rate of interest shall be selected by Borrower, at the time that the Notice of Borrowing is given pursuant to Section
2.2 or at the time a Notice of Conversion/Continuation is given pursuant to
Section 2.2. If on any Day any Loan is outstanding with respect to which such a notice has not been delivered to Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest then for that Day the Loan shall bear interest as set forth herein for a Prime Rate Loan. The Loan shall bear interest as follows:

              (i) A Prime Rate Loan at a fluctuating rate per annum equal to the Prime Rate; or

              (ii) Through June 30, 1996, a LIBOR Loan at a rate per annum equal to the sum of the LIBOR plus 220 basis points (2.2%); or

              (iii) After June 30, 1996, a LIBOR Loan at a rate per annum equal to the sum of the LIBOR plus the LIBOR Spread (basis points) determined in accordance with the Senior Funded Debt to Earnings Before Interest, Taxes, Depreciation and Amortization (Sr. FD/EBITDA) ratio and the Earnings Before Interest and Taxes to Interest (EBIT/I) ratio indicated below determined as of the end of the preceding calendar quarter and calculated on an annualized basis for the quarter ending June 30, 1996 and calculated on a rolling four (4) quarter basis for the end of each quarter thereafter, any such change in the rate per annum to be effective on the first day of the fiscal quarter after the fiscal quarter in which financial statements are required to be furnished to the Agent as provided herein:


SR. FD/EBITDA                                          EBIT/I                 LIBOR Spread
                                                                              (basis points)

  /greater than/2.0:1/less than equal to/3.0:1    /more than/3.0:1                 160
  /greater than/2.0:1/less than equal to/3.0:1    /less than equal to/3.0:1        180
  /greater than/3.0:1/less than equal to/4.0:1            ---                      200
  /greater than/4.0:1/less than equal to/5.0:1            ---                      220
         /greater than/5.0:1                              ---                      250


The Non-Revolving Advance at a fluctuating rate per annum equal to the Prime Rate plus one hundred (100) basis points (1.0%), effective October 31, 1995.

         b. Section 2.13(b) of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

            "(b) STANDBY LETTERS OF CREDIT. Each Standby Letter of Credit shall
            (i) have an expiration date not later than the earlier of (A) 365 days after the date of issuance of such Letter of Credit (not including any provision, consented to by the Banks, providing for the automatic extension of the term of such Letter of Credit for an additional period of time unless the Agent gives notice to the beneficiary and the Borrower of its election not to extend the term of such Letter of Credit), or (B) the Termination Date, and (ii) be used only to secure (A) bid, tender, customs, surety, payment, performance or similar bonds required by the Borrower or its Subsidiaries in the ordinary course of business, (B) to partially secure the obligations of Catalina Canada in an amount not to exceed One Million One Hundred Thousand Dollars ($1,100,000.00) in connection with the financing of the operating requirements and currency conversion risks for Catalina Canada, (C) to partially secure the guaranty of the Borrower to the Agent of the obligation of Meridian to the Agent in an amount not to exceed Six Hundred Thousand Dollars ($600,000.00) in connection with a direct-pay letter of credit issued by the Agent to secure tax exempt bonds issued by the State of Mississippi for the purpose of financing the construction of a manufacturing facility for Meridian in Meridian, Mississippi, (D) partially secure the obligations of Catalina Industries, Inc. d/b/a Dana Lighting to the Agent in an amount not to exceed One Million Two Hundred Thousand Dollars ($1,200,000.00) in connection with a direct-pay letter of credit issued by the Agent to secure taxable variable rate industrial development revenue bonds issued by the Mississippi Business Finance Corporation for the purpose of financing the acquisition, construction and equipping of a distribution facility for Catalina Industries, Inc. d/b/a Dana Lighting in Tupelo, Mississippi (the "Tupelo Project") and (E) with the consent of all the Banks, for other general corporate purposes."

         c. Section 5.7 of the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted the following:

            "Section 5.7 TRANSACTIONS WITH AFFILIATES.

            Effect any transaction with any Affiliate [except for transactions among the Borrower and Guarantors (a) involving Inventory at not less than cost or (b) involving Accounts at not less than the face value thereof) on a basis less favorable to such Borrower, Guarantor or Subsidiary, as the case may be, than would at the time be obtainable for a comparable transaction in arms-length dealing with an unrelated third party, except this Section 5.7 shall not prohibit any transaction permitted pursuant to Section 5.18(a) or (g) . "

         d. The definition of "Permitted Guaranty" as defined in Section 11.1(a) of the Credit Agreement is hereby deleted and, in lieu thereof, there is substituted the following:

            "PERMITTED GUARANTY" means a Guaranty that is (i) an endorsement of a negotiable instrument for collection in the ordinary course of business, (ii) subject to the limitations contained in Section
            5.11, a Guaranty of any Debt of any Guarantor, (iii) a Guaranty by the Borrower of Operating Leases of any Guarantor reasonably required in its ordinary operations, (iv) a Guaranty of the Debt of Go-Gro Industries Limited, a Hong Kong corporation, for loans not in excess of Four Million Four Hundred Thousand Dollars ($4,400,000.00), to fund its working capital needs, (v) a Guaranty of the Debt of Go-Gro Industries Limited, or the debt of a Chinese cooperative joint venture controlled by Go-Gro Industries Limited, for loans not in excess of $1,200,000.00 to fund equipment purchases, or (vi) a Guaranty of the Debt of Foreign Subsidiaries (other than Catalina Canada and Go-Gro Industries Limited) provided that such Debt of said Foreign Subsidiaries shall not exceed at any time the total amount of $1,000,000 and further provided that Borrower shall notify the Agent in writing prior to guaranteeing any Debt of said Foreign Subsidiaries."

         e. Annex I to the Credit Agreement is hereby deleted, and in lieu thereof, there is substituted Annex I attached hereto as Exhibit "A."

2. AMENDMENTS TO SECURITY AGREEMENT. The Security Agreement is hereby amended as follows;

         a. The Security Agreement, a copy of which is attached as Exhibit "B," is hereby amended to add as a signatory thereto and as a Pledgor, as defined in said Security Agreement, Catalina Merchandising, Inc., a Florida corporation, and by executing this Eighth Amendment, said Catalina Merchandising, Inc. hereby mortgages, pledges and collaterally assigns to the Agent, and grants to the Agent, for the benefit of the Banks, a continuing security interest in, and a continuing lien upon, all of the Collateral and agrees to all of the terms and conditions of said Security Agreement and hereby acknowledges and represents that it is a Pledgor under said Security Agreement and that all covenants and representations and warranties of the Pledgor contained in said Security Agreement are true and correct as of the date hereof.

         b. Annex I to said Security Agreement is hereby deleted and, in lieu thereof, there is substituted Annex I attached hereto as Exhibit "C."

3. AMENDMENTS TO STOCK AND NOTES PLEDGE. The Stock and Notes Pledge is hereby amended as follows:

         a. The Stock and Notes Pledge, a copy of which is attached as Exhibit "D," is hereby amended to add as a signatory thereto and as a Pledgor, as defined in said Stock and Notes Pledge, Catalina Merchandising, Inc., a Florida corporation, and by executing this Eighth Amendment, said Catalina Merchandising, Inc. hereby pledges and deposits with the Agent all of such Pledgor's right, title and interest in and to the Securities (as defined in said Stock and Notes Pledge) and agrees to all of the terms and conditions of said Stock and Notes Pledge and hereby acknowledges and represents that it is a Pledgor under said Stock and Notes Pledge and that all covenants and representations and warranties of the Pledgor contained in said Stock and Notes Pledge are true and correct as of the date hereof.

         b. Annex I to the Stock and Notes Pledge is hereby deleted and, in lieu thereof, there is substituted Annex I attached hereto as Exhibit "E."

         c. Annex II to the Stock and Notes Pledge is hereby deleted and, in lieu thereof, there is substituted Annex II attached hereto as Exhibit "F."

         d. Annex III to the Stock and Notes Pledge is hereby deleted and, in lieu thereof, there is substituted Annex III attached hereto as Exhibit "G."

4. COUNTERPARTS. The Eighth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and permitted assigns.

5. CAPITALIZED TERMS. All capitalized terms contained herein shall have the meanings assigned to them in the Credit Agreement unless the context herein otherwise dictates or unless different meanings are specifically assigned to such terms herein.

6. RATIFICATION OF LOAN DOCUMENTS: MISCELLANEOUS. The Credit Agreement as amended hereby, and all other Loan Documents shall remain in full force and effect in this Eighth Amendment to Credit Agreement shall not be deemed a novation. Each and every reference to the Credit Agreement and any other Loan Documents shall be deemed to refer to the Credit Agreement as amended by the Eighth Amendment. The Borrower and the Guarantors hereby acknowledge and represent that the Loan Documents, as amended, are, as of the date hereof, valid and enforceable in accordance with their respective terms and are not subject to any defenses, counterclaims or right of set-offs whatsoever.

7. GOVERNING LAW. THIS EIGHTH AMENDMENT SHALL BE EFFECTIVE UPON ACCEPTANCE BY THE BANKS IN FLORIDA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Eighth Amendment as of the day and year first above written.

                                       BORROWER:

                                       CATALINA LIGHTING, INC.


                                       By: /s/ DEAN RAPPAPORT
                                           ---------------------------------
                                           Dean Rappaport,
                                           Executive Vice President

(CORPORATE SEAL)

                                       GUARANTORS:

                                       EACH OF THE CORPORATIONS LISTED
                                       ON ANNEX I HERETO

                                       CATALINA INDUSTRIES, INC., d/b/a Dana
                                       Lighting


                                       By: /s/ DEAN RAPPAPORT
                                           ---------------------------------
                                           Dean Rappaport,
                                           Vice President

                                       CATALINA REAL ESTATE TRUST, INC.


                                       By: /s/ DEAN RAPPAPORT
                                           ---------------------------------
                                           Dean Rappaport,
                                           Vice President

                                       ANGEL STATION, INC.


                                       By: /s/ DEAN RAPPAPORT
                                           ---------------------------------
                                           Dean Rappaport,
                                           Vice President

                                   MERIDIAN LAMPS, INC.


                                       By: /s/ DEAN RAPPAPORT
                                           ---------------------------------
                                           Dean Rappaport,
                                           Vice President

                                   MERIDIAN LAMPS DEVELOPMENT, INC.

                                       By: /s/ DEAN RAPPAPORT
                                           ---------------------------------
                                           Dean Rappaport,
                                           Vice President

                                   CATALINA ADMINISTRATIVE CORPORATION


                                       By: /s/ DEAN RAPPAPORT
                                           ---------------------------------
                                           Dean Rappaport,
                                           Vice President

                                   CATALINA MERCHANDISING, INC.


                                       By: /s/ DEAN RAPPAPORT
                                           ---------------------------------
                                           Dean Rappaport,
                                           Vice President

                                ACKNOWLEDGEMENT


DISTRICT OF COLUMBIA, ss.:

WASHINGTON, D.C.


         On this the 4th day of October, 1996, personally appeared Dean Rappaport, as the Executive Vice President of CATALINA LIGHTING, INC., a Florida corporation, and before me executed the attached Eighth Amendment to Third Amended and Restated Credit Agreement, Third Amendment to Second Amended and Restated Security Agreement and Fourth Amendment to Third Amended and Restated Stock and Notes Pledge dated as of October 4, 1996, by and among Catalina Lighting, Inc. (the "Borrower"), the corporations listed on ANNEX I thereto (the "Guarantors"), the Banks signatories to the Credit Agreement (the "Banks") and SunTrust Bank, Central Florida, National Association, a national banking association, as Agent, acting in his corporate capacity on behalf of the Borrower and he was so authorized to do.

         IN WITNESS WEEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


                                   /s/ EVELYN W. WRIGHT
                                   ------------------------------------------
                                   Signature of Notary Public, District of
                                   Columbia

                                   /s/ EVELYN W. WRIGHT
                                   ------------------------------------------
                                   (Print, Type or Stamp Commissioned Name of
                                   Notary Public)
                                   Personally known _____ ; OR Produced
                                   identification __X__
                                   Type of identification produced: Drivers
                                   License from State of Florida

                                 (Notarial Seal)

                                   AGENT:

                                   SUNTRUST BANK, CENTRAL FLORIDA,
                                   NATIONAL ASSOCIATI0N

                                   By: /s/ DAVID E. CROW
                                       ----------------------------------
                                       David E. Crow
                                       First Vice President


                                   THE BANKS:

                                   SUNTRUST BANK, CENTRAL FLORIDA,
                                   NATIONAL ASSOCIATION

                                   By: /s/ DAVID E. CROW
                                       ----------------------------------
                                       David E. Crow
                                       First Vice President

                                   FIRST UNION NATIONAL BANK OF FLORIDA

                                   By:
                                        ---------------------------------
                                        Name:
                                              ---------------------------
                                        Title:
                                              ---------------------------

                                   NATIONAL CANADA FINANCE CORP.

                                   By:
                                       -----------------------------------
                                       Michael S. Bloomenfeld
                                       Vice President

                                ACKNOWLEDGMENT

STATE OF GEORGIA

COUNTY OF FULTON

         On this the 10th day of October, 1996, personally appeared David E. Crow, as a First Vice President of SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association (the "Bank"), and before me executed the attached Eighth Amendment to Third Amended and Restated Credit Agreement, Third Amendment to Second Amended and Restated Security Agreement and Fourth Amendment to Third Amended and Restated Stock and Notes Pledge dated as of October 4, 1996, by and among Catalina Lighting, Inc. (the "Borrower"), the corporations listed on ANNEX I thereto (the "Guarantors"), the Banks signatories to the Credit Agreement (the "Banks") and SunTrust Bank, Central Florida, National Association, a national banking association, as Agent (the "Agent"), acting in his corporate capacity on behalf of the Bank and the Agent and he was so authorized to do.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.

                                   /s/ Susan C. Pilcher
                                   --------------------------------------------
                                   Signature of Notary Public, State of Georgia

                                   /s/ Susan C. Pilcher
                                   ---------------------------------------------
                                   (Print, Type or Stamp Commissioned Name of
                                   Notary Public)
                                   Personally known   X;   OR Produced
                                   identification _____
                                   Type of identification produced:____________
                                   ____________________________________________

                                 (Notarial Seal)

                                   AGENT:

                                   SUNTRUST BANK CENTRAL FLORIDA,
                                   NATIONAL ASSOCIATION

                                   By:
                                       -------------------------------------
                                       David E. Crow
                                       First Vice President


                                   THE BANKS:

                                   SUNTRUST BANK CENTRAL FLORIDA
                                   NATIONAL ASSOCIATION

                                   By:
                                       -------------------------------------
                                       David E. Crow
                                       First Vice President


                                   FIRST UNION NATIONAL BANK OF FLORIDA

                                   By: /s/ MARGARITA M. ALFONSO
                                       -------------------------------------
                                       Name: Margarita M. Alfonso
                                       Title: Vice President


                                   NATIONAL CANADA FINANCE CORP.

                                   By:
                                       -------------------------------------
                                       Michael S. Bloomenfeld
                                       Vice President

                                   AGENT:

                                   SUNTRUST BANK, CENTRAL FLORIDA,
                                   NATIONAL ASSOCIATION

                                   By:
                                       -------------------------------------
                                       David E. Crow
                                       First Vice President


                                   THE BANKS:

                                   SUNTRUST BANK, CENTRAL FLORIDA,
                                   NATIONAL ASSOCIATION

                                   By:
                                       -------------------------------------
                                       David E. Crow
                                       First Vice President



                                   FIRST UNION NATIONAL BANK OF FLORIDA


                                   By:
                                        ---------------------------------
                                        Name:
                                              ---------------------------
                                        Title:
                                              ---------------------------

                                   NATIONAL CANADA FINANCE CORP.

                                   By: /s/ MICHAEL S. BLOOMENFELD
                                       -------------------------------------
                                       Michael S. Bloomenfeld
                                       Vice President

                                  EXHIBIT "A"

                                   ANNEX I TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                   GUARANTORS

                                                             CAPITAL STOCK
                                    AUTHORIZED               ISSUED AND
NAME                                CAPITAL STOCK            OUTSTANDING*
----                                -------------            ------------

Catalina Industries, Inc.
f/k/a Dana Lighting, Inc.,          10,000 shares             100 shares
d/b/a Dana Lighting                 Common Stock
                                    $1 par value

Catalina Real Estate
  Trust, Inc.                       10,000 shares             100 shares
                                    Common Stock
                                    $1 par value

Angel Station, Inc.                 1000 shares              1000 shares
                                    Common Stock
                                    $0.01 par value

Meridian Lamps, Inc.                1000 shares              1000 shares
                                    Common Stock
                                    $0.01 par value

Meridian Lamps                      1000 shares              1000 shares
Development, Inc.                   Common Stock
                                    $0.01 par value

Catalina Administrative             1000 shares              1000 shares
Corporation                         Common Stock
                                    $0.01 par value

Catalina Merchandising,             1000 shares              1000 shares
Inc.                                Common Stock
                                    $0.01 par value

*    All issued and outstanding Capital Stock is owned by the Borrower.